Exhibit 99.1

Entercom Communications Corp.

Reports Second Quarter Results

(Bala Cynwyd, Pa. July 27, 2010) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2010.

Second Quarter Highlights

•                  Net revenues for the quarter increased 4% to $105.8 million, station expenses increased 2% to $68.1 million and station operating income increased 8% to $37.7 million

•                  Same station net revenues increased 5%, same station expenses increased 2% and same station operating income increased 9%

•                  EBITDA increased 11% to $33.4 million

•                  Net income per share was $0.38

•                  Adjusted net income per share increased 21% to $0.35

•                  Free cash flow increased 19% to $26.4 million

During the quarter, the Company reduced its outstanding net senior debt by $16.8 million. As of June 30, 2010, the Company had $4.4 million in cash and $701.2 million of senior debt.

David J. Field, President and Chief Executive Officer stated: “Entercom posted strong operating results in the second quarter as solid revenue growth and margin expansion drove double-digit increases in EBITDA and Free Cash Flow.  Looking ahead, we are highly enthusiastic about our future prospects based upon the likelihood of continued economic recovery, the ad market rebound, radio’s excellent audience listening trends and cost effectiveness, secular weakness in certain competitive media, and the impact of our internal digital and business development initiatives.  In addition, we should continue to benefit from our strong free cash flow generation that has enabled us to reduce our debt by over $200 million in the past two years.”

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on July 27, 2010 at 5:00 PM Eastern Time. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 866-358-4522 or by visiting the Company’s website: www.entercom.com. Investors will have the opportunity to submit questions to the Company regarding the second quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented on a fully diluted basis. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate expenses, corporate non-cash compensation expense, station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), corporate and station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense, impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other

income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax and valuation allowances.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain non-GAAP financial measures presented in this release (e.g., adjusted net income and adjusted net income per share) contain adjustments to GAAP measures such as excluding gain/loss on sale of assets, derivative instruments and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Second Quarter 2010

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
STATEMENTS OF OPERATIONS

Net Revenues	$105,788	$101,300	$186,622	$176,671

Station Expenses	68,099	66,492	127,309	124,971
Station Expense - Non-Cash Compensation	390	672	568	762
Corporate Expenses	4,265	4,662	8,568	8,647
Corporate Expenses - Non-Cash Compensation	962	1,235	2,534	2,937
Depreciation And Amortization	3,266	4,224	6,647	8,540
Impairment Loss	—	67,676	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Gain On Sale Or Disposition of Assets	(38)	(7)	(9)	—
Total Operating Expenses	76,944	144,954	145,617	213,531
Operating Income (Loss)	28,844	(43,654)	41,005	(36,860)

Other Expense (Income) Items:
Interest Expense	7,170	7,859	14,150	15,972
Net (Gain) Loss On Early Extinguishment Of Debt	—	(8,373)	62	(16,128)
Interest And Dividend Income	(4)	(9)	(11)	(17)
Other Income	—	—	(22)	(380)
Total Other Expense (Income)	7,166	(523)	14,179	(553)

Income (Loss) Before Income Taxes (Benefit)	21,678	(43,131)	26,826	(36,307)

Income Taxes (Benefit)	7,416	(1,218)	8,364	270

Net Income	$14,262	$(41,913)	$18,462	$(36,577)

Net Income Per Share - Basic	$0.40	$(1.19)	$0.52	$(1.03)

Net Income Per Share - Diluted	$0.38	$(1.19)	$0.49	$(1.03)

Weighted Common Shares Outstanding - Basic	35,714	35,290	35,686	35,343
Weighted Common Shares Outstanding - Diluted	37,582	35,290	37,678	35,343

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$681	$417	$1,474	$1,240
Income Taxes Paid	$81	$119	$82	$192

			June30,
			2010	2009
SELECTED BALANCE SHEET DATA
Cash And Cash Equivalents			$4,371	$17,915
Senior Debt			701,161	761,185
7.625% Senior Subordinated Notes			—	44,056
Total Shareholders’ Equity			135,831	67,993

OTHER FINANCIAL DATA

	Three Months Ended		Six Months Ended
	June30,		June30,
	2010	2009	2010	2009

Same Station Computations:
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$105,788	$101,300	$186,622	$176,671
Divestitures Of Radio Station Towers	—	(280)	—	(522)
Same Station Net Revenues	$105,788	$101,020	$186,622	$176,149

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses:
Station Operating Expenses	$68,489	$67,164	$127,877	$125,733
Station Expenses - Non-Cash Compensation	(390)	(672)	(568)	(762)
Station Expenses	68,099	66,492	127,309	124,971
Divestitures Of Radio Station Towers	—	(30)	—	(62)
Same Station Expenses	$68,099	$66,462	$127,309	$124,909

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$5,227	$5,897	$11,102	$11,584
Corporate Expenses - Non-Cash Compensation	(962)	(1,235)	(2,534)	(2,937)
Corporate Expenses	$4,265	$4,662	$8,568	$8,647

Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income And Same Station Operating Income
Operating Income (Loss)	$28,844	$(43,654)	$41,005	$(36,860)
Corporate Expenses	4,265	4,662	8,568	8,647
Corporate Expenses - Non-Cash Compensation	962	1,235	2,534	2,937
Station Expenses - Non-Cash Compensation	390	672	568	762
Depreciation And Amortization	3,266	4,224	6,647	8,540
Impairment Loss	—	67,676	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Gain On Sale Or Disposition of Assets	(38)	(7)	(9)	—
Station Operating Income	37,689	34,808	59,313	51,700
Divestitures Of Radio Station Towers	—	(250)	—	(460)
Same Station Operating Income	$37,689	$34,558	$59,313	$51,240

Reconciliation Of GAAP Net Income (Loss)To EBITDA:
Net Income (Loss)	$14,262	$(41,913)	$18,462	$(36,577)
Income Taxes (Benefit)	7,416	(1,218)	8,364	270
Total Other Expense (Income)	7,166	(523)	14,179	(553)
Corporate Expenses - Non-Cash Compensation	962	1,235	2,534	2,937
Station Expenses - Non-Cash Compensation	390	672	568	762
Depreciation And Amortization	3,266	4,224	6,647	8,540
Impairment Loss	—	67,676	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Gain On Sale Or Disposition of Assets	(38)	(7)	(9)	—
EBITDA	$33,424	$30,146	$50,745	$43,053

Reconciliation Of GAAP Net Income (Loss) To Free Cash Flow
Net Income (Loss)	$14,262	$(41,913)	$18,462	$(36,577)
Depreciation And Amortization	3,266	4,224	6,647	8,540
Impairment Loss	—	67,676	—	67,676
Deferred Financing Costs Included In Interest Expense	941	382	1,490	776
Non-Cash Compensation Expense	1,352	1,907	3,102	3,699
Net Gain On Sale Or Disposition Of Assets	(38)	(7)	(9)	—
Net (Gain) Loss On Early Extinguishment Of Debt	—	(8,373)	62	(16,128)
Other Income	—	—	(22)	(380)
Income Taxes	7,416	(1,218)	8,364	270
Capital Expenditures	(681)	(417)	(1,474)	(1,240)
Income Taxes Paid	(81)	(119)	(82)	(192)
Free Cash Flow	$26,437	$22,142	$36,540	$26,444

Reconciliation Of GAAP Operating Income (Loss) To Free Cash Flow:
Operating Income (Loss)	$28,844	$(43,654)	$41,005	$(36,860)
Depreciation and Amortization	3,266	4,224	6,647	8,540
Impairment Loss	—	67,676	—	67,676
Non-Cash Compensation Expense	1,352	1,907	3,102	3,699
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(6,225)	(7,468)	(12,649)	(15,179)
Capital Expenditures	(681)	(417)	(1,474)	(1,240)
Net Gain On Sale Or Disposition Of Assets	(38)	(7)	(9)	—
Income Taxes Paid	(81)	(119)	(82)	(192)
Free Cash Flow	$26,437	$22,142	$36,540	$26,444

Reconciliation Of GAAP Net Income (Loss)To Adjusted Net Income
Net Income (Loss)	$14,262	$(41,913)	$18,462	$(36,577)
Income Taxes (Benefit)	7,416	(1,218)	8,364	270
Impairment Loss	—	67,676	—	67,676
Net Gain on Sale Or Disposal Of Assets	(38)	(7)	(9)	—
Net (Gain) Loss On Extinguishment Of Debt	—	(8,373)	62	(16,128)
Other Income	—	—	(22)	(380)
Non-Cash Compensation Expense	1,352	1,907	3,102	3,699
Adjusted Income Before Income Taxes	22,992	18,072	29,959	18,560
Income Taxes	9,657	7,590	12,583	7,795
Adjusted Net Income	$13,335	$10,482	$17,376	$10,765

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted, As Reported	37,582	35,290	37,678	35,343
Shares Considered Dilutive If Adjusted Amount Is Not A Loss	—	417	—	230
Weighted Common Shares Outstanding — Diluted As Adjusted	37,582	35,707	37,678	35,573

Adjusted Net Income Per Share - Diluted	$0.35	$0.29	$0.46	$0.30

PRIOR YEAR’S DATA

Third Quarter 2009 As Reported And Same Station

Three Months Ended September 30, 2009
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$99,765
Divestiture Of Radio Station Towers	(275)
Same Station Net Revenues	$99,490

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses

Station Operating Expenses	$66,273
Station Expenses - Non-Cash Compensation	(698)
Station Expenses	65,575
Divestiture Of Radio Station Towers	(22)
Same Station Expenses	$65,553